                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   INTUIT INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

 [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2)  Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

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    (4)  Date Filed:

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
                               [INTUIT LETTERHEAD]





                                                 October 25, 1996

To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of Intuit Inc. (the "Company" or "Intuit") to be held at our offices at 2535 Garcia Avenue, Mountain View, California, on Monday, November 25, 1996, commencing at 8:00 a.m. P.S.T.

         The matters to be acted upon at the meeting include (i) the election of the Board of Directors; (ii) approval of an amendment to the Intuit Inc. 1993 Equity Incentive Plan to increase the number of shares of Intuit Common Stock available for issuance thereunder by 3,000,000 shares (from 8,000,000 shares to 11,000,000 shares); (iii) adoption of the Intuit Inc. 1996 Employee Stock Purchase Plan and authorization of 300,000 shares of Intuit Common Stock for issuance thereunder; (iv) adoption of the Intuit Inc. 1996 Directors Stock Option Plan and authorization of 120,000 shares of Intuit Common Stock for issuance thereunder; and (v) ratification of Ernst & Young LLP as Intuit's auditors for the fiscal year ending July 31, 1997. Each of these matters is described in detail in the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy card that are enclosed with this letter. Also enclosed are audited financial statements and other information required by Rule 14a-3 of the rules of the Securities and Exchange Commission.

         It is important that you use this opportunity to take part in Intuit's affairs by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING. Returning the Proxy will not deprive you of your right to attend the meeting and to vote your shares in person.

             We look forward to seeing you at the meeting.

                                                  Sincerely,

                                                  /s/ SCOTT D. COOK
                                                  ------------------------------
                                                  Scott D. Cook
                                                  Chairman of the Board

                                   INTUIT INC.

                               2535 GARCIA AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Intuit Inc. ("Intuit" or the "Company") will be held at the Company's offices at 2535 Garcia Avenue, Mountain View, California 94043, beginning at 8:00 a.m. P.S.T. on Monday, November 25, 1996, for the following purposes:

         1. To elect six directors of the Company, each to serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

                       Christopher W. Brody               L. John Doerr
                       William V. Campbell                Michael R. Hallman
                       Scott D. Cook                      Burton J. McMurtry

         2. To approve an amendment to the Intuit Inc. 1993 Equity Incentive Plan to increase the number of shares of Intuit Common Stock available for issuance thereunder by 3,000,000 shares (from 8,000,000 shares to 11,000,000 shares).

         3. To approve adoption of the Intuit Inc. 1996 Employee Stock Purchase Plan and authorize the issuance of 300,000 shares of Intuit Common Stock thereunder.

         4. To approve adoption of the Intuit Inc. 1996 Directors Stock Option Plan and authorize the issuance of 120,000 shares of Intuit Common Stock thereunder.

         5. To ratify the selection of Ernst & Young LLP as the independent auditors for the Company for the current fiscal year ending July 31, 1997.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on October 15, 1996 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                             By Order of the Board of Directors

                                            /s/ CATHERINE L. VALENTINE
                                            ------------------------------------
                                            Catherine L. Valentine
                                            Corporate Secretary

Mountain View, California
October 25, 1996

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                   INTUIT INC.
                               2535 GARCIA AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                                OCTOBER 25, 1996

         This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about October 25, 1996.

              INFORMATION REGARDING VOTING, PROXIES AND THE MEETING

DATE, TIME AND PLACE OF MEETING

         The accompanying proxy is solicited on behalf of the Board of Directors of Intuit Inc., a Delaware corporation (the "Company" or "Intuit"), for use at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 2535 Garcia Avenue, Mountain View, California on Monday, November 25, 1996 at 8:00 a.m. P.S.T. (the "Meeting"). The Company's mailing address is P.O. Box 7850, Mountain View, California 94039-7850.

RECORD DATE; OUTSTANDING SHARES; QUORUM

         Only holders of record of the Company's Common Stock at the close of business on October 15, 1996 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had approximately 46,256,564 shares of Common Stock outstanding and entitled to vote, held of record by 1,035 stockholders (representing approximately 30,000 beneficial owners). A majority of the shares outstanding on the Record Date, present in person or by proxy at the Meeting, will constitute a quorum for the transaction of business. Shares represented by proxies marked to abstain from voting on a proposal and broker non-votes (as defined below) will be included in determining the presence of a quorum. If a broker, bank, custodian, nominee or other record holder of Intuit Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by such record holder will be considered "broker non-votes."

VOTING RIGHTS; VOTING OF PROXIES

         Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Cumulative voting for directors is not permitted. With regard to Proposal No. 1 below, directors will be elected by a plurality of the votes cast by the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote in the election of directors. With regard to Proposal Nos. 2, 3, 4 and 5 below, such proposals must be approved by a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. All votes will be tabulated by the inspector of elections appointed for the Meeting, who will separately tabulate, for each Proposal, affirmative and negative votes, abstentions and broker non-votes. Proxies giving no voting instructions will be counted toward the tabulation of votes cast and will be counted as affirmative votes. Broker non-votes and abstentions on a particular proposal will not be considered present and entitled to vote, so will not be counted as either affirmative or negative votes for purposes of determining whether the proposal has sufficient affirmative votes to pass.

SOLICITATION AND VOTING OF PROXIES

         The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of Intuit for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail or deliver it to Intuit. All proxies that are properly executed and returned, and that are not revoked, will be voted at the Meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, in favor of the election to Intuit's Board of each of the nominees listed in Proposal No. 1 below, and in favor of Proposal Nos. 2, 3, 4 and 5. So far as is known to Intuit's Board of Directors, no other matters are to be brought before the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies in the form enclosed will be voted in respect of the election of directors and each other proposal in accordance with the judgment of the persons holding such proxies.

         The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. The Company has retained a proxy solicitation firm, Beacon Hill Partners, Inc., to assist it in the solicitation process. The Company will pay that firm a fee of $2,500, plus out of pocket expenses. Following the original mailing of the proxies and other soliciting materials, the Company will request that the brokers, custodians, nominees and other record holders forward copies of the Proxy Statement, proxy and any other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses incurred in forwarding such proxies.

REVOCATION OF PROXIES

         Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. An Intuit stockholder who has given a proxy may revoke it at any time before it is exercised at the Meeting by (i) delivering to the Secretary of Intuit (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked; (ii) signing and delivering a subsequent proxy relating to the same shares, and bearing a later date, prior to the vote at the Meeting; or (iii) by attending the Meeting and voting in person (although attendance at the Meeting will not, by itself, revoke a proxy). Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming the stockholder's beneficial ownership of the shares.


                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         The Board of Directors of the Company is presently composed of six members, with each director serving until the next annual meeting of stockholders and until his successor is duly elected and qualified or until such director's earlier resignation or removal.

         At the Meeting, the following six current incumbent directors will be nominated for reelection by the Board of Directors: Christopher W. Brody, William V. Campbell, Scott D. Cook, L. John Doerr, Michael R. Hallman and Burton
J. McMurtry. Shares represented by the accompanying proxy will be voted for the election of each of these six nominees recommended by the Board of Directors unless the proxy is marked in such a manner as to withhold authority so to vote. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote in the election of directors. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who currently is unable to or for good cause will not serve as a director. However, on November 5, 1996, California voters will vote on Proposition 211, a law that, among other things, would make it easier to sue corporations and their officers and directors and would limit the ability of corporations to indemnify their officers and directors against liability in such lawsuits. The

Company is aware that if Proposition 211 is approved by the voters, certain directors of the Company may consider resigning from the Company's Board of Directors.

DIRECTORS/NOMINEES

         The names of the Company's directors, including the nominees, and certain information about them are set forth below:

                                                                                                     DIRECTOR
               NAME OF DIRECTOR       AGE                         PRINCIPAL OCCUPATION                SINCE
               ----------------       ---                         --------------------                -----


         Christopher W. Brody (1)     51    Managing Director of E.M. Warburg Pincus & Co., Inc.        1993
         William V. Campbell          56    President and Chief Executive Officer of Intuit             1994
         Scott D. Cook                44    Chairman of the Board of Intuit                             1984
         L. John Doerr (2)            45    General Partner of Kleiner Perkins Caufield & Byers         1990
         Michael R. Hallman (2)       51    President of The Hallman Group                              1993
         Burton J. McMurtry (1)       61    General Partner of the General Partner of Technology        1990
                                            Venture Investors partnerships


__________

(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee

         Each of the nominees, if elected, will serve until the next Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

         Mr. Brody became a director of the Company in December 1993 following the Company's acquisition of ChipSoft, Inc. ("ChipSoft"). He had joined the ChipSoft Board of Directors in December 1989 and served as its Chairman from December 1989 until July 1991. Mr. Brody is a Managing Director of E.M. Warburg, Pincus & Co., Inc., a venture banking and investment counseling firm. He joined that firm in 1968 and has been a managing director since 1971. Mr. Brody holds a Bachelor of Arts degree in English literature and a Masters in Business Administration from Harvard University. He is also a director of Allstar Inns, Inc.

         Mr. Campbell joined Intuit as its President and Chief Executive Officer and a director in April 1994. Mr. Campbell was President and Chief Executive Officer of GO Corporation, a pen-based computing software company, from January 1991 to December 1993. He was President and CEO of Claris Corporation, a software subsidiary of Apple Computer Inc., from 1987 to January 1991. Mr. Campbell also serves on the board of directors of SanDisk, Inc. Mr. Campbell holds both a Bachelors and a Masters degree in economics from Columbia University.

         Mr. Cook, a founder of Intuit, has been a director of the Company since March 1984 and Intuit's Chairman of the Board of Directors since March 1993. From March 1984 to April 1994, he also served as President and Chief Executive Officer of Intuit. Mr. Cook also serves on the board of directors of Broderbund Software, Inc. Mr. Cook holds a Bachelor of Arts degree in economics and mathematics from the University of Southern California and a Masters in Business Administration from Harvard University.

         Mr. Doerr has been a director of the Company since 1990. He has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since August 1980. He holds Bachelor of Science and Master of Science degrees in electrical engineering and computer science from Rice University and a Masters in Business Administration from Harvard University. He is also a director of Netscape Communications Corporation, Platinum Software Corporation, Sun Microsystems, Inc. and Macromedia.

         Mr. Hallman became a director of the Company in December 1993 following the Company's acquisition of ChipSoft. He had joined ChipSoft's Board of Directors in April 1992. Mr. Hallman is the President of The Hallman Group, a management consulting firm. Mr. Hallman was the President and Chief Operating Officer of Microsoft Corporation from March 1990 through April 1992, and a consultant to Microsoft through September 1992. From 1987 to 1990, Mr. Hallman was President of Boeing Computer Services and Vice President of Boeing Company. Mr. Hallman holds a Bachelor's degree in business and a Masters in Business Administration from the University of Michigan. Mr. Hallman is also a director of Amdahl Corporation, Key Tronic Corp., In Focus Systems Inc., Timeline Incorporated and Network Appliance Inc.

         Mr. McMurtry has been a director of the Company since 1990. Since July 1980, he has been a general partner of various limited partnerships that, in turn, are general partners of various Technology Venture Investors venture capital partnerships. Mr. McMurtry holds Bachelor of Arts and Bachelor of Science degrees in electrical engineering from Rice University and Master of Science and Ph.D. degrees in electrical engineering from Stanford University. Mr. McMurtry is also a director of Aradigm Corporation, Edify Corporation and SpectraLink Corporation.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         The Board of Directors met eleven times and acted by written consent twice during the fiscal year ended July 31, 1996. During fiscal 1996, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served during the period that he served.

         Standing committees of the Board of Directors include an Audit Committee and a Compensation Committee. The Board of Directors does not currently have a nominating committee or a committee performing similar functions.

         Messrs. Brody and McMurtry are currently the members of the Audit Committee, with Mr. McMurtry having replaced Mr. Doerr in April 1996. The Audit Committee met four times during fiscal 1996. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures, reviews the general scope of the Company's annual audit and the fees charged by the independent accountants, reviews and monitors the performance of non-audit services by the Company's auditors, and reviews the fairness of any proposed transaction between the Company and a member of management, making recommendations, after such review, to the full Board.

         Messrs. Doerr and Hallman are currently the members of the Compensation Committee, with Mr. Doerr having replaced Mr. McMurtry in April 1996. The Compensation Committee met five times and acted by written consent four times during fiscal 1996. The Compensation Committee is responsible for setting the compensation of all executive officers of the Company, making stock option grants to employees of the Company, including executive officers, and for administering the Company's 1993 Equity Incentive Plan. The Compensation Committee will also administer the 1996 Employee Stock Purchase Plan if it is adopted by the stockholders. See Proposal No. 3 below.

         Other than reimbursement for out-of-pocket expenses, directors do not currently receive any compensation for their services as such. However, the Company is proposing adoption of the Intuit Inc. 1996 Directors Stock Option Plan under which options to purchase shares of Common Stock of the Company would be granted to non-employee directors. See Proposal No. 4 below.

      PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO 1993 EQUITY INCENTIVE PLAN
         TO INCREASE SHARES AUTHORIZED FOR ISSUANCE BY 3,000,000 SHARES

         Stockholders are being asked to approve an amendment to the Intuit Inc. 1993 Equity Incentive Plan (the "Equity Incentive Plan" or the "Plan") to increase the number of shares of the Company's Common Stock that are authorized and reserved for issuance under the Plan by 3,000,000 shares (from 8,000,000 shares to 11,000,000 shares). The Equity Incentive Plan is an important part of the Company's compensation program and is essential to its ability to attract and retain highly qualified employees. This proposed amendment to the Plan is necessary to enable the Company to continue providing options to new and current employees.

         The Plan is described in detail below. All share numbers included in the following description of the Plan have been adjusted to reflect the two-for-one stock split of the Company's Common Stock in August 1995.

VOTE REQUIRED

         The approval of the proposed amendment to the Equity Incentive Plan requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon, and that are voted "for" or "against" the Proposal or are represented by signed proxies that give no instructions with respect to the Proposal. The Company's executive officers and directors have an interest in approval of this Proposal, in that they, along with all other individuals eligible to participate in the Plan, will be eligible for grants of options and other awards under the Plan with respect to the additional 3,000,000 shares.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE 1993 EQUITY INCENTIVE PLAN.

PLAN HISTORY

         The Plan was adopted on February 1, 1993 and authorized 2,000,000 shares of the Company's Common Stock for issuance under the Plan. On September 1, 1993, the Board increased the number of shares authorized for issuance under the Plan by 1,000,000 to a total of 3,000,000 shares, and the Company's stockholders approved that increase in the number of authorized shares at a special stockholders' meeting held on December 10, 1993. In order to ensure tax deductibility of awards under the Plan, and to bring the Plan into compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), at the Company's Annual Meeting of Stockholders held on March 2, 1994, the stockholders approved amendments to the Plan (and certain other technical changes to the Plan) that imposed: (i) a limit on the number of shares of Common Stock that each Participant is eligible to receive under the Plan to an aggregate maximum of 2,000,000 shares of Common Stock at any time during the term of the Plan; (ii) a limit on the amount of shares of restricted stock or stock bonuses that each Participant is eligible to receive during a performance period to 30% of the shares reserved under the Plan; and (iii) a limit on the amount of any long-term performance award that each Participant is eligible to receive during a performance period to the lesser of 250% of base salary at the time of the award or $1 million. At the same March 2, 1994 Annual Meeting of Stockholders, the Company's stockholders also approved amendments to the Plan that expanded the types of awards that are available under the Plan to include performance awards payable in cash or in Common Stock. On July 20, 1995, the Company's stockholders approved an amendment to the Plan to increase the number of shares of the Company's Common Stock reserved and authorized for issuance under the Plan from 3,000,000 shares to 8,000,000 shares. On October 7, 1996, the Board of Directors (subject to stockholder approval) approved an amendment to the Plan to increase the number of shares of the Company's Common Stock reserved and authorized for issuance under the Plan from 8,000,000 to 11,000,000 shares. That amendment is the subject of this Proposal No. 2.

         Over the term of the Plan through August 31, 1996, a total of 7,930,605 stock options had been granted. During this same period, the following Named Officers (as defined under "Executive Compensation," below) had been granted options under the Plan to purchase the following number of shares of the Company's Common Stock: William V. Campbell -- 650,000 shares; Scott D. Cook -- none; William H. Harris, Jr. -- 62,500 shares; John Monson -- 59,500 shares; Eric C.W. Dunn -- 37,500 shares; Robert W. Parsons -- none; and Stephen D. Pelletier -- 37,500 shares. During that same time period, the Company's current executive officers, as a group (10 persons), had been granted options to purchase an aggregate of 989,375 shares under the Plan, and all employees and consultants other than the current executive officers had been granted options to purchase an aggregate of 6,941,230 shares under the Plan.

PROPOSED AMENDMENT TO THE PLAN

         The Company is proposing to amend the Plan to increase the number of shares of the Company's Common Stock that are reserved and authorized for issuance under the Plan from 8,000,000 shares to 11,000,000 shares (an increase of 3,000,000 shares). The Board of Directors believes that the increase in the number of shares reserved under the Plan proposed by this amendment is necessary in order to enable the Company to continue to use the grant of stock options under the Plan to retain and attract qualified employees. As described below, the Plan permits the Company to grant restricted stock awards and stock bonus awards, in addition to stock options. However, for the foreseeable future the Company does not intend to grant any restricted stock awards or stock bonus awards. In addition, although the Plan permits the Company to grant "discounted" stock options (i.e., options with an exercise price lower than the fair market value of the Company's Common Stock at the time of grant), for the foreseeable future the Company does not intend to grant such options.

SHARES SUBJECT TO THE PLAN

         Assuming approval of the amendment of the Plan proposed by this Proposal No. 2, an aggregate of 11,000,000 shares of the Company's Common Stock will be reserved for issuance under the Equity Incentive Plan. If any option granted pursuant to the Plan expires or terminates for any reason without being exercised in whole or in part, or any other award terminates without being issued, then the shares released from such option or terminated award will again become available for grant and purchase under the Plan. The closing price of the Company's Common Stock on the Nasdaq National Market on September 30, 1996 was $31.50.

ELIGIBILITY

         Employees, officers, directors (whether or not also employees), independent contractors, consultants, and advisors of the Company (and of any subsidiary, parent or affiliate of the Company), whom the Board deems to have potential to contribute to the future success of the Company (the "Participants") are eligible to receive awards under the Plan. A Participant is eligible to receive up to an aggregate maximum of 2,000,000 shares of Common Stock at any time during the term of the Plan. The Company receives no consideration from Participants in connection with the granting of awards under the Plan.

ADMINISTRATION

         The Equity Incentive Plan is currently administered by the Compensation Committee appointed by the Board and consisting of Board members who are "outside directors" under the Code (the "Committee"). Subject to the terms of the Equity Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares or amount of cash subject to each such award and the terms and conditions of such awards. Approximately 3,500 individuals are currently eligible to participate in the Plan. The Committee also has the authority to construe and interpret any of the provisions of the Equity Incentive Plan or any awards granted thereunder. For fiscal 1996, the Committee delegated to Mr. Campbell the authority to grant up to an aggregate of approximately 2,200,000 stock options during fiscal 1996 to non-officer employees or consultants of the Company in individual amounts in accordance with option award guidelines established by the Company's compensation plan for fiscal 1996.

STOCK OPTIONS

         The Equity Incentive Plan permits the granting of stock options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs").

         The option exercise price for each ISO share will be no less than 100% of the "fair market value" (as defined in the Plan) of a share of the Company's Common Stock at the time such option is granted, except in the case of a 10% stockholder, for whom the exercise price must be at least 110% of the fair market value. The option exercise price for each NQSO generally may be as low as permitted by the laws of Delaware and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, as indicated above, for the foreseeable future the Company does not intend to grant any NQSOs with an exercise price lower than the fair market value of the Company's Common Stock at the time of grant.

         The exercise price of options granted under the Equity Incentive Plan, plus any applicable income tax withholding, may be paid: (1) in cash (by check);
(2) by surrender of shares of the Company's Common Stock owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (3) where permitted by applicable law and approved by the Committee, in its sole discretion, by tender of a full recourse promissory note; provided, however, that the portion of the purchase price equal to the par value of the shares is paid in cash; (4) by cancellation of indebtedness of the Company to the Participant; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by tender of property; (7) by a "same-day sale" commitment from the Participant and an NASD Dealer; (8) by a "margin" commitment from the Participant and an NASD Dealer; or (9) by any combination of the foregoing, when approved by the Committee in its sole discretion.

RESTRICTED STOCK AWARDS

         The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Equity Incentive Plan. Restricted stock awards will be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of performance goals as set out in advance. Prior to the grant of any award, the Committee must: (a) determine the nature, length and starting date of any performance period for restricted stock awards; (b) select from among the performance factors to be used to measure performance goals, if any; and (c) determine the number of shares that may be awarded to the Participant. Prior to the payment of any award, the Committee must determine the extent to which such award has been earned. No award with respect to any individual Participant during any performance period can exceed 30% of the shares reserved under the Plan. Performance goals selected by the Committee generally involve the following types of criteria: (a) net revenue and/or net revenue growth; (b) earnings before income taxes and amortization and/or earnings before income taxes and amortization growth; (c) operating income and/or operating income growth; (d) net income and/or net income growth; (e) earnings per share and/or earnings per share growth; (f) total stockholder return and/or total stockholder return growth; (g) return on equity; (h) operating cash flow return on income;
(i) adjusted operating cash flow return on income; (j) economic value added; and
(k) individual confidential business objectives. The purchase price for such awards must be no less than the par value of the Company's Common Stock on the date of the award. Payment of the purchase price for restricted stock may be made as described under "Stock Options" above. As indicated above, for the foreseeable future the Company does not intend to grant any restricted stock awards.

STOCK BONUS AWARDS

         The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Equity Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. Stock Bonus Awards will be subject to such restrictions as the Committee imposes. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of performance goals set out in advance. Prior to the grant of any award, the Compensation Committee shall: (a) determine the nature, length and starting date of any performance period for stock bonuses; (b) select from among the performance factors to be used to measure performance goals, if any; and (c) determine the number of shares that may be awarded to the Participant. Prior to the payment of any award, the Committee must determine the extent to which such awards have been earned. No stock bonuses with respect to any individual Participant during any performance period can exceed 30% of the shares reserved under the Plan. The performance factors for stock bonus awards are the same factors as may be used for restricted stock awards. Payment of any stock bonus award will be in shares of Common Stock (valued at its then fair market value) or cash. As indicated above, for the foreseeable future the Company does not intend to grant any stock bonus awards.

PERFORMANCE AWARDS

         The Committee may grant Participants performance awards either in addition to, or in tandem with, other awards under the Equity Incentive Plan. A performance award consists of the grant to the Participant of a specified number of performance units. The grant of a performance unit to a Participant will entitle the Participant to receive a specified dollar value, variable under conditions specified in the performance award, if the applicable performance goals specified in the performance award are achieved. Prior to the grant of any award, the Committee must: (a) specify the number of performance units conditionally granted to the Participant; (b) specify the threshold and maximum dollar values of each performance unit and corresponding performance goals; (c) determine the nature, length and starting date of any performance period for performance awards; and (d) select from among the performance factors to be used to measure performance goals. Prior to the payment of any performance award, the Committee must determine the extent to which such performance units have been earned. No performance award with respect to any Participant during any performance period can exceed the lesser of 250% of the Participant's base salary at the time of the award or $1 million. The performance factors for performance awards are the same factors as may be used for restricted stock awards. Payment of any performance award may be in shares of Common Stock (valued at its then fair market value) or cash. Payments may be deferred where permitted by the Committee.

MERGERS, CONSOLIDATIONS AND CHANGES OF CONTROL

         In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those awards granted under the Equity Incentive Plan, provide substantially similar consideration to Participants as is provided to stockholders, or provide in place of outstanding awards held by Participants, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participants than under the Equity Incentive Plan. If the successor corporation does not assume or substitute new awards in exchange for outstanding awards, then the awards, including outstanding options, will expire upon the occurrence of such transaction at the time and upon the conditions as the Committee determines.

AMENDMENT OF THE PLAN

         The Board may at any time terminate or amend the Equity Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Plan. The Board may not, without the approval of stockholders, amend the Equity Incentive Plan in any manner that requires stockholder approval pursuant to the Code. In addition, the Board may not amend any outstanding award without the consent of the Participant.

TERM OF THE EQUITY INCENTIVE PLAN

         The Equity Incentive Plan will terminate ten years after the date the Equity Incentive Plan was adopted by the Board, which will be February 1, 2003.

FEDERAL INCOME TAX INFORMATION

         THE FOLLOWING INFORMATION IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS OF PARTICIPATION IN THE EQUITY INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR EACH PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE EQUITY INCENTIVE PLAN.

         Incentive Stock Options. The Participant will recognize no income upon grant of an ISO and incur no tax on its exercise unless the Participant is subject to the alternative minimum tax ("AMT"). If the Participant holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares. If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then the gain realized upon such disqualifying disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

         Alternative Minimum Tax. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise of an ISO is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is generally 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by tax preference items and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

         Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant generally must include in income as compensation an amount equal to the difference between the fair market value of the NQSO shares on the date of exercise and the Participant's exercise price. The included amount will be treated as ordinary income by the Participant and will be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the NQSO shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

         Capital Gains Tax Rate: Long-term capital gain is taxed at a maximum rate of 28%, rather than the 39.6% maximum tax rate applicable to ordinary income. For this purpose, in order to receive long-term capital gain treatment, stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income. The capital gains tax rate may be reduced by legislation currently pending in Congress.

         Restricted Stock, Stock Bonus Awards and Performance Awards. Restricted stock, stock bonus awards and performance awards will generally be subject to tax at the time of receipt of shares of Common Stock or cash, unless there are restrictions that enable the Participant to defer tax. At the time that tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

         Tax Treatment of the Company. Subject to the limitations imposed by
Section 162(m) of the Code, the Company will generally be entitled to a deduction in connection with the exercise of an NQSO by a Participant or upon the receipt of restricted stock, stock bonuses or a performance award by a Participant, to the extent that the Participant recognizes ordinary income, and provided that the Company complies with IRS reporting requirements relating to the income. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares, and provided that the Company complies with IRS reporting requirements relating to the income. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participants will be required to notify the Company in writing of the date and terms of any disqualifying disposition of ISO Shares.

ERISA

         The Company believes that the Equity Incentive Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").


         PROPOSAL NO. 3 -- ADOPTION OF 1996 EMPLOYEE STOCK PURCHASE PLAN
           AND AUTHORIZATION OF 300,000 SHARES FOR ISSUANCE THEREUNDER

         Stockholders are being asked to approve the adoption of the Intuit Inc. 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan") and the reservation of 300,000 shares of Common Stock of the Company for issuance thereunder. The Board adopted the Stock Purchase Plan on October 7, 1996, subject to stockholder approval. The Company intends that the Stock Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Code.

         The purpose of the Stock Purchase Plan is to provide employees of the Company (or of any subsidiaries of the Company designated by the Board) (collectively, "Participating Employees") with a convenient means to acquire equity in the Company through payroll deductions and to provide an incentive for continued employment.

         Below is a summary of the principal provisions of the Stock Purchase Plan. The summary is qualified in its entirety by reference to the full text of the Stock Purchase Plan attached to the Proxy Statement as Exhibit A.

VOTE REQUIRED

         The approval of the Stock Purchase Plan requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon, and that are voted "for" or "against" the Proposal or are represented by signed proxies that give no instructions with respect to the Proposal. The Company's executive officers (including directors who are also executive officers) have an interest in approval of this Proposal, in that they, along with all other eligible employees, will be able to purchase shares of the Company's Common Stock under the favorable terms provided by the Stock Purchase Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE 1996 EMPLOYEE STOCK PURCHASE PLAN.

ELIGIBILITY

         All employees of the Company, or of any subsidiaries of the Company designated by the Board, are eligible to participate in the Stock Purchase Plan, except the following:

         (a) employees who are not employed by the Company or a designated subsidiary 15 days before the beginning of an Offering Period (as defined below);

         (b) employees who are customarily employed for fewer than 20 hours per week;

         (c) employees who are customarily employed for fewer than 5 months in a calendar year; and

         (d) employees who own stock or hold (directly or by attribution under Section 424(d) of the Code) options to purchase or who, as a result of participation in the Stock Purchase Plan, would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary.

         Approximately 3,500 employees are eligible to participate in the Stock Purchase Plan. The Company receives no consideration from Participating Employees in connection with their participation in the Stock Purchase Plan.

STOCK SUBJECT TO STOCK PURCHASE PLAN

         The stock subject to purchase under the Stock Purchase Plan consists of shares of the Company's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to the Stock Purchase Plan will initially be 300,000 shares, subject to adjustment as provided in the Stock Purchase Plan. The closing price of the Company's Common Stock on the Nasdaq National Market on September 30, 1996 was $31.50

ADMINISTRATION

         The Stock Purchase Plan may be administered by the Board or by a committee of the Board. It is anticipated that the Compensation Committee (the "Committee") will administer the Stock Purchase Plan. The interpretation or construction by the Committee of any provisions of the Stock Purchase Plan or of any option granted under it will be final and binding on all Participating Employees.

OFFERING PERIODS

         Each offering of Common Stock under the Stock Purchase Plan is for a period of six (6) months (the "Offering Period"). Offering Periods begin on January 1 and July 1 of each year and end on June 30 and December 31 of each year. The initial Offering Period will begin on a date determined by the Board, which has been tentatively set for January 1, 1997. The first day of each Offering Period is the "Offering Date" for the Offering Period and the last day of each Offering Period is the "Purchase Date" for the Offering Period. The Board will have the authority to change the duration of future Offering Periods if the change is announced at least 15 days before the Offering Date of the first Offering Period to be affected.

PARTICIPATION AND PAYROLL DEDUCTIONS

         Participating Employees will participate in the Stock Purchase Plan during each pay period through payroll deductions. A Participating Employee will set the rate of such payroll deductions in 1% increments, which may not be less than 2%, nor more than 10% (or such lower limit as set by the Committee) of the Participating Employee's W-2 compensation, including but not limited to base salary. Notwithstanding the level of payroll deductions, no Participating Employee will be permitted to purchase shares under the Stock Purchase Plan at a rate which, when aggregated with any other purchases under other Company stock purchase plans, exceeds $25,000 per calendar year (based on fair market value as of the Offering Date).

         Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Stock Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period.

GRANT OF OPTION; PURCHASE PRICE

         Enrollment in the Stock Purchase Plan with respect to an Offering Period will constitute a grant, as of the Offering Date, of an option to purchase shares at a purchase price equal to 85% of the lesser of (a) the fair market value of the shares on the Offering Date or (b) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock will be the last reported sale price of the Company's Common Stock on the Nasdaq National Market on the Offering Date or Purchase Date.

PURCHASE OF STOCK UNDER THE STOCK PURCHASE PLAN

         The number of whole shares a Participating Employee will be able to purchase in any Offering Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Offering Period by the purchase price per share determined as described above. However, no more than 200% of the number of shares determined by using 85% of the fair market value on the Offering Date as the denominator may be purchased by a Participating Employee on any single Purchase Date. In addition, at any time not less than thirty days prior to the Purchase Date for an Offering Period, the Committee may set a maximum number of shares that may be purchased by any Participating Employee on the next Purchase Date. The limit will apply to subsequent Purchase Dates unless revised by the Committee. The purchase will take place automatically on the last day of the Offering Period. Any payroll deductions not used for the purchase of shares because of the foregoing limitations will be returned to the Participating Employee without interest. Any other remaining payroll deductions will be carried forward, without interest, into the next Offering Period.

WITHDRAWAL

         A Participating Employee may withdraw from any Offering Period by delivering appropriate notification to the Company at least 15 days prior to the end of the Offering Period. Accumulated payroll deductions will be returned to the Participating Employee without interest. No further payroll deductions for the purchase of shares will be made for any succeeding Offering Period unless and until the Participating Employee enrolls in the new Offering Period in the same manner as for initial participation in the Stock Purchase Plan.

MERGERS, CONSOLIDATIONS AND CHANGES OF CONTROL

       In the event of a proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in its sole discretion, declare that the options under the Stock Purchase Plan will terminate as of a date fixed by the Board and give each Participating Employee the right to exercise his or her option as to all shares. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under the Stock Purchase Plan will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in its sole discretion, and in lieu of such assumption or substitution, that the Participating Employee will have the right to exercise the option as to all shares.

AMENDMENTS

         The Board may at any time amend, terminate or extend the term of the Stock Purchase Plan, except that no termination may affect options previously granted, and no amendment may make any change in an option previously granted that would adversely affect the right of any Participating Employee, without the Participating Employee's consent. In addition, no amendment may be made without approval of the stockholders of the Company if such amendment would (a) increase the number of shares that may be issued under the Stock Purchase Plan; (b) change the designation of the employees (or class of employees) eligible for participation in the Stock

Purchase Plan; or (c) constitute an amendment for which stockholder approval is required by any stock exchange or automated quotation system on which the Company's Common Stock is listed.

TERM OF PLAN

         The Stock Purchase Plan shall become effective on the date that it is adopted by the Board, subject to approval by the stockholders of the Company within twelve (12) months thereafter. The Stock Purchase Plan will continue in effect until the earlier to occur of (a) termination by the Board; (b) issuance of all of the shares of Common Stock reserved for issuance under the Stock Purchase Plan, or (c) ten years from the date of adoption by the Board, which will be October 7, 2006.

FEDERAL INCOME TAX INFORMATION

         THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPATING EMPLOYEE UNDER THE STOCK PURCHASE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES FOR PARTICIPATION IN THE STOCK PURCHASE PLAN.

         The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

         Tax Treatment of the Participating Employee. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

         If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (i) 15% of the fair market value of the shares at the beginning of the Offering Period or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a long-term capital loss for the difference between the sale price and the purchase price.

         If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss.

         Capital Gains Tax Rate: Long-term capital gain is taxed at a maximum rate of 28%, rather than the 39.6% maximum tax rate applicable to ordinary income. For this purpose, in order to receive long-term capital gain treatment, stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income. The capital gains tax rate may be reduced by legislation currently pending in Congress.

         Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares, and provided that the Company complies with IRS reporting requirements relating to the income. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

ERISA

         The Company believes that the Stock Purchase Plan is not subject to any of the provisions of ERISA.



         PROPOSAL NO. 4 -- ADOPTION OF 1996 DIRECTORS STOCK OPTION PLAN
           AND AUTHORIZATION OF 120,000 SHARES FOR ISSUANCE THEREUNDER

         Stockholders are being asked to approve adoption of the Intuit Inc. 1996 Directors Stock Option Plan (the "Directors Plan") and the reservation of 120,000 shares of Common Stock of the Company for issuance thereunder. The Directors Plan was adopted by the Board of Directors on October 7, 1996, subject to stockholder approval.

         The purpose of the Directors Plan is to give non-employee directors of the Company an opportunity to acquire an equity interest in the Company and to further align their interests with the interests of the Company's stockholders. The Company believes that adoption of a specific plan to permit its non-employee directors to receive options to purchase Common Stock of the Company on a regular, nondiscretionary schedule is important to the Company's ability to attract and retain well-qualified directors. Unlike many other companies in the software industry, the Company does not currently compensate its outside directors for their services (other than reimbursement for out-of pocket expenses). Although the Company's non-employee directors are currently eligible to receive options under the 1993 Equity Incentive Plan, the Company has not granted any options to them under that plan to date.

         Below is a summary of the principal provisions of the Directors Plan. The summary is qualified in its entirety by reference to the full text of the Directors Plan attached to the Proxy Statement as Exhibit B.

VOTE REQUIRED

         The approval of the Directors Plan requires the affirmative vote of the majority of shares of Common Stock present in person or represented by a proxy at the Meeting and entitled to vote thereon, and that are voted "for" or "against" the Proposal or are represented by signed proxies that give no instructions with respect to the Proposal. The Company's non-employee directors have an interest in approval of this Proposal, in that they will automatically receive option grants (as described below) if the Directors Plan is approved.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE 1996 DIRECTORS STOCK OPTION PLAN.

ELIGIBILITY

         The Directors Plan permits the Company to grant non-qualified stock options ("NQSOs") to purchase shares of Common Stock of the Company in accordance with a fixed formula (described below) to non-employee directors of the Company ("Optionees"). There are currently four non-employee directors. Directors who are consultants of the Company are eligible to participate in the Directors Plan so long as they are not employees. The Company receives no consideration from Optionees in connection with the granting of options under the Directors Plan.

STOCK SUBJECT TO OPTIONS

         The stock subject to options under the Directors Plan consists of shares of the Company's authorized but unissued Common Stock. The closing price of the Company's Common Stock on the Nasdaq National Market on September 30, 1996 was $31.50. The aggregate number of shares that may be issued pursuant to the Directors Plan will initially be 120,000 shares, subject to adjustment as provided in the Directors Plan. In the event that any outstanding option under the Directors Plan expires or terminates for any reason without being exercised in whole or in part, the shares of Common Stock allocable to the unexercised portion of such option will be available again for the grant of options under the Directors Plan.

FORMULA FOR OPTION GRANTS

         Option grants will be made to directors under the Directors Plan in accordance with a nondiscretionary formula. Following adoption of the Directors Plan, each current eligible director will receive a grant for 15,000 shares, and each person who subsequently becomes a member of the Board and is eligible to participate in the Directors Plan will receive a grant of 15,000 shares upon first becoming a member of the Board (collectively, "Initial Grants"). In addition, on each anniversary of an Initial Grant, if the Optionee is still a member of the Board and has continuously served as a member of the Board since the date of the Initial Grant, the Optionee will receive a grant for an additional 7,500 shares (collectively, "Succeeding Grants").

EXERCISE PRICE; PAYMENT OF EXERCISE PRICE

         The exercise price for each Initial Grant and Succeeding Grant will be the fair market value of the Company's Common Stock (as defined in the Directors
Plan) at the time the option is granted. Payment for the shares purchased upon exercise of an option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned and paid for by the Optionee for more than six (6) months or were obtained by the Optionee in the open public market, having a fair market value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) through a "same day sale" commitment from the Optionee and an NASD dealer; (e) through a "margin" commitment from the Optionee and an NASD dealer; or (f) by any combination of the foregoing.

VESTING AND TERM OF OPTION GRANTS

         Options granted under the Directors Plan will become exercisable as they vest. They will vest over a period of four years at a rate of 25% on the first anniversary of the grant, and an additional 2.0833% per month thereafter, so long as the Optionee is continuously a director and/or consultant of the Company. Each option will have a term of ten years from the date of grant, but will terminate earlier if the Optionee ceases to be a director and/or consultant.

ADMINISTRATION

         The Directors Plan will be administered by the Board. The interpretation by the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan will be final and conclusive.

MERGERS, CONSOLIDATIONS AND CHANGES OF CONTROL

         In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the vesting of all options granted pursuant to the Directors Plan will accelerate and the options will become exercisable in full, at such times and under such conditions as the Board determines.

AMENDMENT OF THE DIRECTORS PLAN

         Generally, the Board may terminate or amend the Directors Plan at any time. However, the Board may not, without stockholder approval, increase the total number of shares of Common Stock available for issuance under the Directors Plan or change the class of persons eligible to receive options. In addition, no amendment of the Directors Plan or of any outstanding option may adversely affect any outstanding option without the written consent of the Optionee.

TERM OF THE DIRECTORS PLAN

         Options may be granted pursuant to the Directors Plan from time to time until ten years from the date the Directors Plan was adopted by the Board, which will be October 7, 2006.

FEDERAL INCOME TAX INFORMATION

         THE FOLLOWING INFORMATION IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND OPTIONEES OF PARTICIPATION IN THE DIRECTORS PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR EACH OPTIONEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH OPTIONEE IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE DIRECTORS PLAN.

         Nonqualified Stock Options. An Optionee will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Optionee generally must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Optionee's exercise price. The included amount will be treated as ordinary income by the Optionee and will be subject to withholding by the Company. Upon resale of the shares by the Optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.


         Capital Gains Tax Rate: Long-term capital gain is taxed at a maximum rate of 28%, rather than the 39.6% maximum tax rate applicable to ordinary income. For this purpose, in order to receive long-term capital gain treatment, stock must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income. The capital gains tax rate may be reduced by legislation currently pending in Congress.

         Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of a NQSO by an Optionee to the extent that the Optionee recognizes ordinary income, and provided that the Company complies with IRS reporting requirements relating to the income.

ERISA

         The Company believes that the Directors Plan is not subject to any of the provisions of ERISA.


                                NEW PLAN BENEFITS

         The following table sets forth the grants of options that were received under the Equity Incentive Plan during fiscal 1996 and the purchases that would have been made under the Stock Purchase Plan during fiscal 1996 by (1) each person identified as a "Named Officer" in "Executive Compensation" below; (2) all current executive officers as a group; (3) all current directors who are not executive officers, as a group; and (4) all employees, including all current officers who are not executive officers, as a group, if the amendment of or adoption of such plans had been in effect for fiscal 1996. Similar information is provided with respect to benefits that will be received under the Directors Plan during fiscal 1997 if the Directors Plan is adopted. See Note 3 to the table. Grants under the Equity Incentive Plan are made at the discretion of the Compensation Committee and purchases under the Stock Purchase Plan are voluntary. Accordingly, future grants under the Stock Option Plan and future purchases under the Stock Purchase Plan are not determinable. See Notes 1 and 2 to the table.

                            EQUITY INCENTIVE PLAN(1)        STOCK PURCHASE PLAN (2)            DIRECTORS PLAN (3)
                            --------------------------    -----------------------------    ----------------------------
                            EXERCISE PRICE       NUMBER      EXERCISE PRICE    NUMBER OF      EXERCISE PRICE    NUMBER
NAME AND POSITION             (PER SHARE)       OF SHARES     (PER SHARE)       SHARES         (PER SHARE)     OF SHARES
-----------------              ---------        ---------      ---------        ------          ---------      ---------
William V. Campbell
Chief Executive Officer           $47.00         50,000            --            --                --             --

Scott D. Cook
Chairman..............              n/a               0            --            --                --             --

William H. Harris, Jr.
Executive Vice President           47.00         50,000            --            --                --             --

John Monson
Senior Vice President.             47.00          7,000            --            --                --             --

Eric C.W. Dunn
Senior Vice President.             47.00         25,000            --            --                --             --

Robert R. Parsons, Jr.(4)           n/a               0            --            --                --             --

Stephen D. Pelletier (5)           47.00         25,000            --            --                --             --

All current executive
officers as a group
(10 persons) (6)......             48.41        206,625            --            --                --             --

All current directors who
are not executive
officers as
a group (4 persons)                   --           --               --            --              Note 3        60,000


All employees, including
officers who are not
executive officers, as a
group (6).............             50.54      2,008,005            --            --                --             --

-------------------

 (1) These grants were made from the 8,000,000 shares of Common Stock already authorized for issuance under the Equity Incentive Plan, and are not contingent on approval of Proposal No. 2. Future grants are discretionary and future exercise prices of options are unknown, as they are based upon Compensation Committee discretion and fair market value of the Company's Common Stock on the date of grant.

 (2) Any fiscal 1996 purchases would have been, and all future purchases will be voluntary, and cannot be determined. In addition, purchase prices are unknown, as they are based upon participant elections and the lesser of 85% of fair market value of the Company's Common Stock on the first or last day of each Offering Period. See Proposal No. 3 above.

 (3) Only directors who are not employees of the Company will be eligible to participate in the Directors Plan. The exercise price for fiscal 1997 grants will be the fair market value of the Company's Common Stock on the date of grant. If the Directors Plan is adopted, future grants to each current eligible director will be 7,500 shares per year. See Proposal No. 4 above.

 (4) Mr. Parsons resigned as an executive officer of the Company effective July 8, 1996. He continues to serve as Chairman of Parsons Technology, Inc. ("Parsons"), a subsidiary of the Company.

 (5) Mr. Pelletier resigned as an executive officer of the Company effective June 1, 1996.

 (6) Exercise price reflects weighted average exercise price for all grants in the category specified.


                 PROPOSAL NO. 5 -- RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

         The Company has selected Ernst & Young LLP as its independent auditors to perform the audit of the Company's financial statements for the fiscal year ending July 31, 1997, and the stockholders are being asked to ratify such selection. Representatives of Ernst & Young LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of August 31, 1996, regarding the beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each director and nominee, (iii) each person identified as a "Named Officer" under "Executive Compensation" below and (iv) all directors and executive officers as a group, based on 45,830,997 shares outstanding on August 31, 1996.

                        NAME AND ADDRESS OF                   AMOUNT AND NATURE OF
                         BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP (1)     PERCENT OF CLASS
                        -------------------                 -----------------------      ----------------
           Scott D. Cook(2)............................             7,748,348               16.91%
           T. Rowe Price Associates, Inc.(3) ..........             4,035,212                8.80
           Christopher W. Brody(4).....................                25,500                   *
           William V. Campbell(5)......................               268,298                   *
           L. John Doerr(6)............................                76,952                   *
           Michael R. Hallman(7).......................               102,015                   *
           Burton J. McMurtry(8).......................               110,686                   *
           William H. Harris, Jr.(9)...................               274,900                   *
           John Monson(10) ............................                89,754                   *
           Eric C. W. Dunn(11).........................                50,000                   *
           Robert R. Parsons, Jr. (12) ................               138,066                   *
           Stephen D. Pelletier........................                     0                 n/a
           All current directors and executive
             officers as a group (14 persons) (13) ....             8,794,267               18.89



(1) Based upon information supplied by executive officers, directors and principal stockholders, as well as Schedules 13D and 13G filed with the Securities and Exchange Commission. Unless indicated below, the persons named in the table have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to community property laws where applicable.

(2) Mr. Cook is the Company's Chairman of the Board. His address is 2535 Garcia Avenue, Mountain View, California 94043. The shares listed in the table consist of 6,270,943 shares held by The Scott D. Cook and Helen Signe Ostby 1993 Family Trust UTA Dated December 30, 1993, of which Mr. Cook is a trustee; 689,301 shares held by The Scott D. Cook and Helen Signe Ostby 1994 Charitable Trust UTA Dated

         December 30, 1994, of which Mr. Cook is trustee; 399,350 shares held by The Scott D. Cook and Helen Signe Ostby 1995 Charitable Trust, of which Mr. Cook and his wife are trustees; and 388,754 shares held by The Scott D. Cook and Helen Signe Ostby Grantor Retained Annuity Trust, of which Mr. Cook and his wife are trustees, settlors and beneficiaries. Between September 26 and October 1, 1996, an aggregate of 250,000 shares were sold by these trusts.

 (3) The address of T. Rowe Price Associates Inc. ("T. Rowe Price") is 100 East Pratt Street, Baltimore, Maryland 21289-1009. The shares listed in the table are owned by various individual and institutional investors for which T. Rowe Price serves as investment adviser, with power to direct investments and/or sole power to vote the shares. T. Rowe Price has sole dispositive power with respect to all of the shares and has sole voting power with respect to 223,812 shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be the beneficial owner of such shares. However, T. Rowe Price expressly disclaims that it is, in fact, the beneficial owner of such shares.

 (4) Mr. Brody is a director of the Company. He is also a partner of Warburg, Pincus & Co., a New York general partnership. Warburg, Pincus & Co. is the sole general partner of Warburg, Pincus Investors L.P. and Warburg, Pincus Capital Company, L.P., which own an aggregate of 89,200 shares of the Company's Common Stock. See Note 7. Mr. Brody disclaims beneficial ownership of these shares. Until June, 1995, when its interests in Intuit were distributed to its partners, Warburg, Pincus Capital Company, L.P. and Warburg, Pincus Investors L.P. held, in aggregate, over five million shares of the Company's Common Stock.

 (5) Mr. Campbell is the Company's President and Chief Executive Officer and a director of the Company. The shares listed in the table represent shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days after August 31, 1996. Mr. Campbell exercised options with respect to 50,000 shares on September 20, 1996.

 (6)     Mr. Doerr is a director of the Company.

 (7) Mr. Hallman is a director of the Company. The shares listed in the table include 89,200 shares subject to options that are currently exercisable to purchase shares of the Company's Common Stock from Warburg, Pincus Capital Company, L.P. and Warburg, Pincus Investors, L.P. and 10,139 shares subject to options from the Company that are currently exercisable or exercisable within 60 days after August 31, 1996.

 (8) Mr. McMurtry is a director of the Company. The shares listed in the table are owned by Burton J. and Ann Kathryn McMurtry as trustees of the McMurtry Family Trust dated August 4, 1982.

 (9) Mr. Harris is an Executive Vice President of the Company. The shares listed in the table represent shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days after August 31, 1996. Mr. Harris exercised options with respect to 90,000 shares on September 23, 1996 and 20,000 shares on September 30, 1996.

 (10) Mr. Monson is a Senior Vice President of the Company. The shares listed in the table include 30,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days after August 31, 1996.

 (11) Mr. Dunn is a Senior Vice President of the Company. The shares listed in the table include 10,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days after August 31, 1996. Mr. Dunn exercised options with respect to 10,000 shares on September 20, 1996.

 (12) Of the 138,066 shares listed in the table, 138,038 shares were sold on September 30, 1996. Mr. Parsons also holds a call option with respect to 848,000 shares and a put option with respect to 848,000 shares, both of which expire on the exercise date of January 10, 1997.

(13) The shares listed in the table include 628,551 shares subject to options that are currently exercisable or exercisable within 60 days after August 31, 1996, including the options identified in Notes 5, 7, 9, 10 and 11 above.


                             EXECUTIVE COMPENSATION

         The following table sets forth all compensation that the Company awarded, earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of fiscal 1994 (see note 1 to the table), fiscal 1995 and fiscal 1996 to (i) the Company's Chief Executive Officer; (ii) the Company's four most highly-compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at the end of fiscal 1996; and (iii) two additional individuals (Robert R. Parsons, Jr. and Stephen D. Pelletier) who would have been included pursuant to paragraph (ii) but for the fact that they were not serving as executive officers of the Company at the end of fiscal 1996 (collectively, the "Named Officers"). This information includes the dollar values of base salaries, bonus awards and profit sharing payments, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no long-term compensation benefits other than restricted stock awards and stock options.

                          SUMMARY COMPENSATION TABLE(1)

                                                                                                 LONG-TERM
                                                                                                 SECURITIES
                                                    ANNUAL COMPENSATION                          UNDERLYING
             NAME                                ---------------------------    OTHER ANNUAL        SARS/          ALL OTHER
    AND PRINCIPAL POSITION      FISCAL YEAR          SALARY($)       BONUS($)  COMPENSATION (2)  OPTIONS(#)(3)   COMPENSATION
   -------------------------    -----------     ----------------  -----------  ----------------  -------------   ------------
William V. Campbell             1996               $355,884         $     --       $     --         50,000       $     --
President and                   1995                356,731          388,038         28,067             --             --
Chief Executive                 1994                 94,231           50,000         38,196        600,000             --
Officer(4)

Scott D. Cook                   1996                275,596               --             --             --             --
Chairman of the Board (4)       1995                285,365          305,020         21,721             --             --
                                1994                125,192           33,102         11,099             --             --

William H. Harris, Jr           1996                272,741               --             --         50,000          1,020
Executive Vice                  1995                256,353           86,048         20,030         12,500            990
President(5)                    1994                144,737           67,500             --        289,900            950


John Monson                     1996                194,166               --             --          7,000             --
Senior Vice President           1995                182,549           69,480         14,306         12,500             --
                                1994                136,731           71,162         23,071             --             --

Eric C. W. Dunn                 1996                186,106            5,000             --         25,000             --
Senior Vice President(6)        1995                179,211           59,599         13,978         12,500             --
                                1994                125,192           70,183         20,811             --             --

Robert R. Parsons               1996                257,169               --             --             --          3,817
Former Vice President(7)        1995                176,885          130,000             --             --          3,696
                                1994                    n/a              n/a            n/a            n/a            n/a

Stephen D. Pelletier            1996                219,909               --             --         25,000             --
Former Vice President (8)       1995                214,519           64,058         16,802         12,500             --
                                1994                162,115           63,959         11,684             --             --

-------------
(1) As a result of the Company's fiscal year end change in 1994, compensation information reported for fiscal year 1994 represents compensation for the ten-month transition period from October 1, 1993 through July 31, 1994.

(2)      Consists of payments pursuant to the Company's profit-sharing plan.

 (3) Consists of options granted under the Company's stock incentive plans. See "Option Grants in Fiscal 1996," below. All option numbers have been adjusted to reflect the August 4, 1995 two-for-one stock split of the Company's Common Stock.

 (4) Mr. Cook served as the Company's President and Chief Executive Officer until April 1994, when Mr. Campbell assumed these positions.

 (5) Compensation information reported for fiscal 1994 includes salary paid to Mr. Harris by the Company during the period from December 12, 1993 (the date of the ChipSoft acquisition) through July 31, 1994. Mr. Harris became an Executive Vice President of Intuit upon the closing of the ChipSoft acquisition. The aggregate compensation paid to Mr. Harris during fiscal 1994, including amounts paid by ChipSoft prior to the acquisition, was $261,667. Mr. Harris' nonqualified stock option was assumed by the Company pursuant to the ChipSoft acquisition. The amounts in the "All Other Compensation" column reflect premiums paid by the Company with respect to term life insurance for the benefit of Mr. Harris.

 (6) Mr. Dunn received a bonus of $5,000, approved by the Compensation Committee, for a special project. No other Named Officers received bonuses for fiscal 1996.

 (7) Compensation information reported for fiscal 1995 includes amounts paid to Mr. Parsons by the Company's Parsons subsidiary during the period from September 27, 1994 (the date the Company acquired Parsons) through July 31, 1995. The aggregate salary and bonus paid to Mr. Parsons during fiscal 1995, including amounts paid by Parsons prior to the acquisition, was $314,433. Mr. Parsons was President of Parsons at the time of the acquisition, and became a Vice President of the Company in July 1995. He resigned as Vice President of the Company in July 1996 but continues to serve as Chairman of the Board of Directors of Parsons. The amounts in the "All Other Compensation" column reflect matching contributions by Parsons under its 401(k) plan.

 (8) Mr. Pelletier resigned as an executive officer of the Company effective June 1, 1996.


OPTION GRANTS IN FISCAL 1996

         The following table sets forth further information regarding the stock option grants to the Named Officers pursuant to the 1993 Equity Incentive Plan during fiscal 1996 that are reflected in the Summary Compensation Table above. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would occur for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was originally granted to the end of the option term. THE 5% AND 10% ASSUMED ANNUAL COMPOUND RATES OF STOCK PRICE APPRECIATION ARE MANDATED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION AND DO NOT REPRESENT THE COMPANY'S ESTIMATE OR PROJECTION OF FUTURE COMMON STOCK PRICES.

                                                                                   POTENTIAL REALIZED VALUE
                          NUMBER OF                                                AT ASSUMED ANNUAL RATES OF
                            SHARES         % OF TOTAL                               STOCK PRICE APPRECIATION
                          UNDERLYING     OPTIONS GRANTED   EXERCISE OR                   FOR OPTION TERM
                           OPTIONS       TO EMPLOYEES IN   BASE PRICE   EXPIRATION  --------------------------
          NAME           GRANTED(#)         FISCAL 1996       ($/SH)       DATE          5%             10%
-----------------------  ----------      ---------------   -----------  ----------  -----------    ----------
William V. Campbell....    50,000            2.49%         $47.00       9/30/05     $1,477,902     $3,745,295
Scott D. Cook..........         0             n/a             n/a          n/a             n/a            n/a
William H. Harris, Jr..    50,000            2.49           47.00       9/30/05      1,477,902      3,745,295
John Monson............     7,000   less than 1.0           47.00       9/30/05        206,906        524,341
Eric C.W. Dunn.........    25,000            1.25           47.00       9/30/05        738,951      1,872,647
Robert R. Parsons, Jr..         0             n/a             n/a          n/a             n/a            n/a
Stephen D. Pelletier...    25,000            1.25           47.00       9/30/05        738,951      1,872,647

OPTION EXERCISES AND FISCAL YEAR-END VALUES

    The following table sets forth certain information concerning the exercise of options by each of the Named Officers listed in the Summary Compensation Table above during fiscal 1996, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of July 31, 1996. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of July 31, 1996, as determined by the closing price of the Company's Common Stock on that date as reported by the Nasdaq National Market, which was $35.00.

  AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND JULY 31, 1996 OPTION VALUES(1)

                                                                  NUMBER OF               VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                                                            FISCAL YEAR-END(#)(2)          FISCAL YEAR-END($)
                        SHARES ACQUIRED     VALUE        ---------------------------   ---------------------------
        NAME            ON EXERCISE(#)    REALIZED$(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------     ---------------  -------------   -----------   -------------   -----------   -------------
William V. Campbell....    31,700        $1,108,825       268,298            350,002   $5,114,296       $5,718,638
Scott D. Cook..........        --                --            --                 --           --               --
William H. Harris,
  Jr...................    15,000           705,125       274,900             62,500    9,464,680          164,063
John Monson............        --                --        20,000             39,500      582,500          746,563
Eric C.W. Dunn.........    10,000           452,039            --             47,500           --          471,563
Robert R. Parsons,
  Jr...................        --                --            --                 --           --               --
Stephen D. Pelletier..     70,000         3,484,688            --             37,500           --          164,063

----------

(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) Values are calculated by subtracting the respective exercise prices of outstanding stock options from the market value of the underlying shares, as measured by the closing price of the Company's Common Stock on that date as reported by the Nasdaq National Market, which was $35.00. These values have not been and may never be realized.

         PURSUANT TO ITEM 402(a)(9) OF REGULATION S-K PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), NEITHER THE "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION" NOR THE MATERIAL UNDER THE CAPTION "COMPANY STOCK PRICE PERFORMANCE" SHALL BE DEEMED TO BE FILED WITH THE SEC FOR PURPOSES OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOR SHALL SUCH REPORT OR SUCH MATERIAL BE DEEMED TO BE INCORPORATED BY REFERENCE IN ANY PAST OR FUTURE FILING BY THE COMPANY UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR THE SECURITIES ACT OF 1933, AS AMENDED.


                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors. The Compensation Committee is composed of two independent non-employee Directors, neither of whom has any interlocking relationships as defined by the SEC. Mr. Hallman served on the Compensation Committee throughout fiscal 1996. Mr. McMurtry served from August 1995 to April 1996, and Mr. Doerr has served since April 1996. Although Mr. Cook and Mr. Campbell attend certain of the meetings of the Compensation Committee, they do not participate in deliberations that relate to their own compensation.

GENERAL COMPENSATION POLICY

         The Compensation Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO"), the Chairman ("Chairman") and other executive officers of the Company at or about the beginning of each fiscal year. The Compensation Committee establishes the general compensation policy of the Company for all executive officers of the Company. The Compensation Committee also administers the Company's 1993 Equity Incentive Plan.

         The Company's compensation policy is that cash compensation should vary with the performance of the Company and any long-term awards should closely be aligned with the long-term interest of the stockholders. Long-term equity incentives for executive officers are effected through the granting of stock options under the 1993 Equity Incentive Plan. Stock options have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains employed by the Company for the period required for the options to vest.

         The method for determining compensation varies from case to case based on a discretionary and subjective determination of what is appropriate at the time, including consideration of the compensation of executive officers of companies of comparable size and other companies in the computer software industry (collectively, the "Comparable Companies"), individual performance, current compensation and the Company's recent financial performance.

         With respect to executive officers other than the CEO and the Chairman, the Compensation Committee places considerable weight upon the recommendations of the CEO and the Chairman. Compensation of the Company's executive officers was compared to positions and competitive market compensation levels of the Comparable Companies to determine base salary range midpoints, target bonuses and target total cash compensation. Practices of such Comparable Companies with respect to stock option grants were also reviewed and compared. In preparing the performance graph for this Proxy Statement, the Company used the Hambrecht & Quist Technology Index ("Hambrecht & Quist Index") as its published line of business index. Certain companies included in the Hambrecht & Quist Index were excluded from this list of Comparable Companies because they were determined not to be competitive with the Company for executive talent, or because compensation information was not available.

FISCAL YEAR 1996 EXECUTIVE COMPENSATION

         Base Compensation. The Radford Benchmark Salary Survey was used to determine the July 1996 Comparable Companies market salary for each Intuit vice president position (including executive and senior vice presidents). The intention of the Compensation Committee is to anchor the base salary of each vice president within the market salary range for such position, with the actual salary position in the range based on the assessment of the individual's job performance. Company objectives were tied to overall Intuit revenue and operating income results. In response to financial difficulties faced by the Company during fiscal 1996, the executive officers agreed to reductions in their base compensation for the second half of fiscal 1996 ranging from 1.7% to 20% of annual base compensation.

         Incentive Compensation. For fiscal year 1996 the Compensation Committee recommended (and the Board of Directors approved) incentive plans for Intuit senior managers, directors, vice presidents (including executive and senior vice presidents), the chief executive officer and the chairman. Payouts were to be based on the achievement of pre-determined Company, business unit or functional and individual objectives. Company objectives were tied to overall Intuit revenue and operating income results. Business unit or functional unit goals included measures on business unit revenue, contribution and operational factors such as customer satisfaction. Individual objectives related to budget/expense management, process improvement and employee satisfaction. No payments were made under these incentive plans for fiscal 1996, as specified objectives were not met. However, one executive officer received a bonus of $5,000, approved by the Compensation Committee, for a special project.

         Stock Options. Stock options are granted to aid in the retention of executive officers and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when they first join the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group of Company executives. The Compensation Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance where applicable and consistency within the executive's peer group. Options are granted to newly-hired executive officers at a price equal to the fair market value of the stock on the date of grant, and the shares subject to the grant generally vest over a four year period, providing an incentive to remain in the Company's employ. Subsequent option grants are determined by the Compensation Committee, in its discretion. During fiscal year 1996 the Compensation Committee made stock option grants to certain executive officers (see "Option Grants in Fiscal 1996" above) as part of a company-wide long-term employee stock ownership program approved by the Board of Directors in August 1994. To this end, in August 1995, the Compensation Committee completed its compensation study for the Company and determined that it would make significant option grants to executive officers for fiscal year 1996. These grants, totaling 226,250 options to officers of the Company, were made in September 1995. Of these options, 157,000 were granted to Named Officers.

         Stock option grants generally were made by the Compensation Committee during fiscal 1996 based on anticipated future contribution and ability to impact corporate and/or business unit results, consistency within the executive's peer group, prior option grants to the executive officer and the level of vested and unvested options. The Company does not set specific target levels for options granted to named executive officers. The number of stock options awarded is based on a discretionary and subjective determination by the Compensation Committee of what they believe is appropriate for each officer, with consideration given by the Compensation Committee to the foregoing factors. The relative importance of these factors varies from case to case based on a discretionary and subjective determination by the Compensation Committee of what is appropriate at the time.

         The Company has recently experienced significant declines in the price of the Company's Common Stock, which reduced or eliminated the value of stock options held by many employees and hindered employee morale and retention. To address this problem, in September 1996, the Company offered to lower the exercise prices of existing options to the fair market value of the Company's Common Stock on September 18, 1996 for all outstanding options with a higher exercise price. Any option holder electing to reprice an option will not be permitted to exercise the repriced option, even if it is vested, for a certain period of time. However, the Company's

Chief Executive Officer and its Senior and Executive Vice Presidents were excluded from participation in this repricing.

         Company Performance and CEO Compensation. For fiscal 1996, Mr. Campbell, the Company's CEO, received $355,884 of base salary. Mr. Campbell did not receive any incentive compensation because the performance measures used for Mr. Campbell's bonus compensation, as described above in "Incentive Compensation," were not achieved. Fiscal 1996 bonuses were not paid to any other Named Officers or any other employees of the Company. In fiscal 1996, Mr. Campbell received a non-qualified stock option to purchase 50,000 shares of the Company's Common Stock. Such options vest over a four-year period with 50% of the total shares granted vesting on each of September 30, 1998 and September 30, 1999. None of these options were repriced in September 1996. On July 1, 1995, Mr. Campbell's base salary was raised by approximately 9% from $350,000 to $380,000 per year. However, he did not receive the full $380,000 for fiscal 1996 due to the voluntary salary reductions agreed to by the Company's executive officers for the second half of fiscal 1996 (described above).

         Compliance with Section 162(m) of the Internal Revenue Code of 1986. Certain types of compensation are deductible under Section 162(m) of the Code only if performance criteria are specified in detail, and payments are contingent on stockholder approval of the compensation arrangement. The Equity Incentive Plan complies with the requirements of Section 162(m) of the Internal Revenue Code of 1986. The Company does not expect cash compensation to be affected by the requirements of Section 162(m) for fiscal 1996 or fiscal 1997. Since corporate objectives may not always be consistent with the requirements for full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m).

                                      COMPENSATION COMMITTEE

                                      MICHAEL R. HALLMAN
                                      (member throughout fiscal 1996)

                                      BURTON J. MCMURTRY
                                      (member from August 1995 to April 1996)

                                      L. JOHN DOERR
                                      (member since April 1996)

                         COMPANY STOCK PRICE PERFORMANCE

         The graph below compares the cumulative total stockholder return on the Common Stock of the Company from March 12, 1993 (the date of the Company's initial public offering) to July 31, 1996 with the cumulative total return on the NASDAQ Stock Market - U.S. Index and the Hambrecht & Quist Technology Index over the same period (assuming the investment of $100 in the Common Stock of the Company and in each of the other indexes in March 1993, and reinvestment of all dividends).

         The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.

               COMPARISON OF 40 MONTH CUMULATIVE TOTAL RETURN*
           AMONG INTUIT INC., THE NASDAQ STOCK MARKET - U.S. INDEX
                  AND THE HAMBRECHT & QUIST TECHNOLOGY INDEX


                                                              Hambrecht
 Measurement                             NASDAQ Stock          & Quist
Period (Fiscal                              Market           Technology
 Year Ended)            Intuit Inc.      U.S. Index            Index
--------------          -----------      ------------        ----------

Measurement Pt-3/12/93     $100              $100               $100

FYE 9/93                    111               114                105

FYE 7/94                    113               108                109

FYE 7/95                    272               152                191

FYE 7/96                    220               165                188

----------
* $100 invested on 3/12/93 in Intuit Common Stock or on 2/28/93 in applicable index.

  Assumes reinvestment of dividends.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         From August 1, 1995 to the present, there have been no transactions involving more than $60,000 between the Company and any executive officer, director, beneficial owner of 5% of the Company's Common Stock or member of the immediate family of any of the foregoing persons, in which the foregoing individuals or entities had a material interest, except as indicated in "Executive Compensation," above, and as follows:

         On March 30, 1994, the Company entered into a Letter Agreement of Employment with William V. Campbell, the Company's President and Chief Executive Officer, which provided an initial base salary of $350,000 per year, subject to annual review. Under the agreement, Mr. Campbell was paid a one-time bonus of $50,000 upon execution of the agreement. The agreement also provides that Mr. Campbell will participate in an annual executive bonus program under which he may earn a bonus of up to 100% of his base salary. Mr. Campbell's employment under the Agreement may be terminated by the Company or Mr. Campbell with or without notice at any time. However, if Mr. Campbell had been terminated for reasons other than cause within 18 months of his start date, he would have been entitled to continuation of salary and health benefits for 12 months after termination or until earlier acceptance of other employment. Currently, if Mr. Campbell is terminated for reasons other than cause, he will be entitled to continuation of salary and health benefits for six months after termination or until earlier acceptance of other employment. Mr. Campbell was granted new hire stock options to purchase 600,000 shares of the Company's common stock, which vest over four years beginning on April 8, 1994, with 25% vesting on the first, second, third and fourth anniversaries of such date. If Mr. Campbell had been terminated as a result of a change in control of the Company within two years of his start date, his stock option vesting would have been accelerated by 12 months.

         In connection with the merger of ChipSoft and Intuit in December 1993, the Company assumed an Employment Agreement dated August 1, 1991 originally entered into by ChipSoft and William H. Harris, Jr., who is currently an Executive Vice President of the Company. That agreement provides that Mr. Harris would be employed for a period for five years commencing June 24, 1991 at an annual base salary of not less than $233,000 (with such minimum base salary to be increased annually by the percentage increase in the consumer price index) and that he would receive an annual bonus in an amount determined by the Board of Directors, not to exceed $100,000. During the employment period the Company was to maintain a life insurance policy for Mr. Harris' benefit with a coverage amount of at least $1,000,000. Under the agreement, the Company was entitled to terminate Mr. Harris' employment without cause on 30 days' notice provided he would be paid severance compensation equal to his base salary for the greater of the remainder of the term of the agreement or six months after termination. The Employment Agreement terminated as of June 24, 1996.

         In connection with the Company's acquisition of Parsons Technology, Inc. ("Parsons"), on September 27, 1994, the Company entered into an Employment Agreement with Robert R. Parsons, who was President of Parsons at that time and who was a Vice President of the Company from July 1995 to July 1996. The agreement expired on September 27, 1996. Under the agreement, Mr. Parsons' annual base salary was $210,000 per year. The agreement also provided that Mr. Parsons could participate in an annual executive bonus program under which he could earn a bonus of 27% or more of his base salary, provided that certain fiscal year operating income levels were met and that Mr. Parsons was serving as a full-time employee of Parsons on the last day of the fiscal year for which the bonus would be paid. Mr. Parsons' employment under the Agreement could have been terminated by the Company or Mr. Parsons with or without notice at any time, but if Mr. Parsons had been terminated without cause, he would have been entitled to continuation of his base salary for three months. In connection with the agreement, Mr. Parsons agreed not to compete with the Company during his employment and not to solicit the Company's customers or employees for a period of one year following termination of his employment. Mr. Parsons resigned as Vice President of the Company in July 1996, but continues to serve as Chairman of Parsons.

         In December 1995, the Company entered into a Termination and Consulting Agreement with William H. Lane, III, who was the Company's Chief Financial Officer from January 1994 to April 1, 1996. Pursuant to the agreement, Mr. Lane retired as Chief Financial Officer and a full-time employee, with salary continuation at an annual rate of $183,750 through July 31, 1996. Mr. Lane also received a one-time payment of $50,000 on July 31, 1996. Effective August 1, 1996, Mr. Lane became a consultant to the Company. For his consulting services, he will receive a retainer of $16,666 per month through July 31, 1997 and $5,000 per month from August 1, 1997 through September 30, 1997, as well as continuation of certain medical, dental and life insurance benefits. In addition, the vesting of certain employee options granted to Mr. Lane was accelerated and the exercise deadlines were extended.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Company's next Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than August 28, 1997, in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership of such securities and reports of changes in ownership of such securities with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met during fiscal 1996.


                                 OTHER BUSINESS

         The Board of Directors does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                       EXHIBIT A

                                   INTUIT INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                          As Adopted on October 7, 1996


         1. ESTABLISHMENT OF PLAN. Intuit Inc., a Delaware corporation (the "Company"), proposes to grant options for purchase of the Company's Common Stock, $0.01 par value, to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "Plan"). For purposes of this Plan, "Parent Corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends this Plan to qualify as an "employee stock purchase plan" under
Section 423 of the Code (including any amendments to or replacements of such Section ), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 300,000 shares of the Company's Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

         2. PURPOSE. The purpose of this Plan is to provide employees of the Company, or of any Subsidiary designated by the Board of Directors of the Company (the "Board") as eligible to participate in this Plan, with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

         3. ADMINISTRATION. This Plan shall be administered by a committee appointed by the Board (the "Committee"). If two or more members of the Board are "Outside Directors" within the meaning of Code Section 162(m), the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors. As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Committee for services rendered by Committee members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

         4. ELIGIBILITY. Any employee of the Company, or of any Subsidiary designated by the Board as eligible to participate in this Plan) is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

             (a) employees who are not employed by the Company or Subsidiaries fifteen (15) days before the beginning of such Offering Period;

             (b) employees who are customarily employed for less than twenty
(20) hours per week;

             (c) employees who are customarily employed for less than five (5) months in a calendar year;

             (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or

                                                                     Intuit Inc.
                                               1996 Employee Stock Purchase Plan


hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

         5. OFFERING DATES. The offering periods of this Plan (each, an "Offering Period") shall be of six (6) months duration commencing on January 1 and July 1 of each year and ending on June 30 and December 31 of each year. Within such guidelines, the Board shall determine the first day of the initial Offering Period. The first business day of each Offering Period is referred to as the "Offering Date". The last business day of each Offering Period is referred to as the "Purchase Date". The Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

         6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company not later than fifteen (15) days before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Committee for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Company by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Company not later than fifteen
(15) days preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

         7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Offering Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock); provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the maximum number of shares which may be purchased pursuant to Section 10(b) or 10(c) below with respect to the applicable Offering Period. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

         8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

             (a)  The fair market value on the Offering Date; or

             (b)  The fair market value on the Purchase Date;

provided, however, that in no event may the purchase price per share of the Company's Common Stock be below the par value per share of the Company's Common Stock.

                For purposes of this Plan, the term "Fair Market Value" means as of any date, the value OF a share of the Company's Common Stock determined as follows:

                (a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

                                                                     Intuit Inc.
                                               1996 Employee Stock Purchase Plan



                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market or listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported in The Wall Street Journal, for the over-the-counter market; or

                (d) if none of the foregoing is applicable, by the Board in good faith.

         9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

             (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean base salary. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

             (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Company's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions not later than fifteen (15) days before the beginning of such Offering Period.

             (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

             (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be carried forward, without interest, into the next Offering Period; provided, however, that in the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

             (e) As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

             (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until

                                                                Intuit Inc.
                                          1996 Employee Stock Purchase Plan

such option has been exercised. Shares issued for the benefit of a participant under this Plan will be issued in the name of the participant or in the name of the participant and his or her spouse.

         10.  LIMITATIONS ON SHARES TO BE PURCHASED.

              (a) No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

              (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

              (c) No participant shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the "Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Offering Periods unless revised by the Committee as set forth above.

              (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

              (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Offering Period, without interest.


         11.  WITHDRAWAL.

              (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

              (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

         12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved

                                                                     Intuit Inc.
                                               1996 Employee Stock Purchase Plan


by the Committee; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

         14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"; and provided further, that the price per share of Common Stock shall not be reduced below its par value per share. Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation; provided, that the price per share of Common Stock shall not be reduced below its par value per share.

         15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

         16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

                                                                     Intuit Inc.
                                               1996 Employee Stock Purchase Plan



         17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates issued to him or her that represent shares purchased hereunder in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

         18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

         19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This
Section 19 shall take precedence over all other provisions in this Plan.

         20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. TERM; STOCKHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

         22.  DESIGNATION OF BENEFICIARY.

                (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

                (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities

Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

         25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with
Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

                (a) increase the number of shares that may be issued under this Plan;

                (b) change the designation of the employees (or class of employees) eligible for participation in this Plan; or

                (c) constitute an amendment for which stockholder approval is required by any stock exchange or automated quotation system upon which the shares may then be listed.

                                                                      EXHIBIT B

                                   INTUIT INC.

                        1996 DIRECTORS STOCK OPTION PLAN

                           As Adopted October 7, 1996



         1. PURPOSE. This 1996 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for non-employee members of the Board of Directors of Intuit Inc. (the "Company"), who are described in Section 6.1 below, by granting such persons options to purchase shares of stock of the Company.

         2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date (the "Effective Date") on which it is adopted by the Board of Directors of the Company (the "Board"). This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months after the date this Plan is adopted by the Board. Options ("Options") may be granted under this Plan after the Effective Date provided that, in the event that stockholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained.

         3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be non-qualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock of the Company.

         4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan (the "Maximum Number") is 120,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options granted under this Plan; provided, however, that if the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan equals or exceeds the Maximum Number, then notwithstanding anything herein to the contrary, no further Options may be granted under this Plan until the Maximum Number is increased or the aggregate number of Shares subject to outstanding Options granted under this Plan plus the aggregate number of Shares previously issued by the Company pursuant to the exercise of Options granted under this Plan is less than the Maximum Number.

         5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no Committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

         6. ELIGIBILITY AND AWARD FORMULA.

            6.1 Eligibility. Options shall be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 17 below (each such person referred to as an "Optionee").

            6.2 Initial Grant. Each Optionee who on or after the Effective Date is or becomes a member of the Board will automatically be granted an Option for 15,000 Shares (the "Initial Grant") on the later of the date that

                                                                  Intuit Inc.
                                             1996 Directors Stock Option Plan

the Plan is approved by the stockholders of the Company or the date such Optionee first becomes a member of the Board.

            6.3 Succeeding Grants. On each anniversary of an Initial Grant, if the Optionee then is still a member of the Board and has served continuously as a member of the Board since the date of the Optionee's Initial Grant, the Optionee will automatically be granted an Option for 7,500 Shares (a "Succeeding Grant").

         7. TERMS AND CONDITIONS OF OPTIONS. Subject to the following and to
Section 6 above:

                7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                7.2 Vesting. Options granted under this Plan shall be exercisable as they vest. The date an Optionee receives an Initial Grant or a Succeeding Grant is referred to in this Plan as the "Start Date" for such Option. Each Initial Grant and Succeeding Grant will vest as to twenty-five percent (25%) of the Shares upon the first anniversary of the Start Date for such Grant and an additional 2.0833% of the Shares each month thereafter, so long as the Optionee continuously remains a director or a consultant of the Company, until the Option is exercisable with respect to 100% of the Shares.

                7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 17.4) of the Shares at the time that the Option is granted.

                7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten (10) years after its Start Date (the "Expiration Date"). The Option shall cease to vest and unvested Options shall expire when the Optionee ceases to be a member of the Board or a consultant of the Company. The date on which the Optionee ceases to be a member of the Board or a consultant of the Company shall be referred to as the "Termination Date." An Option may be exercised after the Termination Date only as set forth below:

                      (a) Termination Generally. If the Optionee ceases to be a member of the Board or consultant of the Company for any reason except death or disability, then each vested Option (as defined in Section 7.2 of this Plan) then held by such Optionee may be exercised by the Optionee within seven (7) months after the Termination Date, but in no event later than the Expiration Date.

                      (b) Death or Disability. If the Optionee ceases to be a member of the Board or consultant of the Company because of the death of the Optionee or the disability of the Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), then each vested Option (as defined in Section 7.2 of this Plan) then held by such Optionee may be exercised by the Optionee (or the Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

         8.     EXERCISE OF OPTIONS.

                8.1 Exercise Period. Subject to the provisions of Section 8.5 below, Options shall be exercisable as they vest.

                8.2 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                8.3 Payment. Payment for the Shares purchased upon exercise of an Option may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of Securities and

                                                                     Intuit Inc.
                                                          1996 Stock Option Plan




Exchange Commission ("SEC") Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option;
(c) by waiver of compensation due or accrued to the Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

                8.4 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

                8.5 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                      (a) An Option shall not be exercisable until such time as this Plan (or, in the case of Options granted pursuant to an amendment increasing the number of shares that may be issued pursuant to this Plan, such amendment) has been approved by the stockholders of the Company in accordance with Section 15 below.

                      (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act") and all applicable state securities laws, as they are in effect on the date of exercise.

                      (c) The Committee may specify a reasonable minimum number of Shares that may be purchased upon any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

         9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

         11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such outstanding Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be rounded up to the nearest whole Share.

         12. NO OBLIGATION TO CONTINUE AS DIRECTOR. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

                                                                     Intuit Inc.
                                                1996 Directors Stock Option Plan

         13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

         14. ACCELERATION OF OPTIONS UPON CERTAIN CORPORATE TRANSACTIONS. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed or replaced by the successor corporation, which assumption will be binding on all Optionees), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) own less than 50% of the shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale or transfer of a majority of the outstanding shares of the Company by tender offer or similar transaction, the vesting of all options granted pursuant to this Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

         15. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan (but may not terminate or amend the terms of any outstanding option without the consent of the Optionee); provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

         16. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the Effective Date.

         17. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

                17.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                17.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                17.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                17.4 "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                                                                     Intuit Inc.
                                                1996 Directors Stock Option Plan


                (a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported in The Wall Street Journal, for the over-the-counter market; or

                (d) if none of the foregoing is applicable, by the Committee in good faith.

                                                                    APPENDIX 1


                                   INTUIT INC.

                           1993 EQUITY INCENTIVE PLAN

                           As Adopted February 1, 1993
      and as Proposed to be Amended and Restated through November 25, 1996


                1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock, Stock Bonuses and Performance Awards. Capitalized terms not defined in the text are defined in Section 24.

                2.       SHARES SUBJECT TO THE PLAN.

                         2.1 Number of Shares Available. Subject to Sections 2.2
and 19, the total number of Shares reserved and available for grant and issuance pursuant to Awards under the Plan shall be 11,000,000* Shares. Subject to Sections 2.2 and 19, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option or (b) are subject to an Award that otherwise terminates without Shares being issued and for which the participant did not receive any benefits of ownership (other than voting rights).

                         2.2 Adjustment of Shares. In the event that the number
of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

                3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a


_______________
* Reflects 8/4/95 split

Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan. Each person is eligible to receive up to an aggregate maximum of 1,000,000 Shares over the term of the Plan.

                4. ADMINISTRATION.

                         4.1 Committee Authority. The Plan shall be administered
by the Committee. Subject to the general purposes, terms and conditions of the Plan, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

                (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

                (b) prescribe, amend and rescind rules and regulations relating to the Plan;

                (c)      select persons to receive Awards;

                (d)      determine the form and terms of Awards;

                (e) determine the number of Shares or other consideration subject to Awards;

                (f) determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                (g)      grant waivers of Plan or Award conditions;

                (h) determine the vesting, exercisability and payment of Awards;

                (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

                (j)      determine whether an Award has been earned; and

                (k) make all other determinations necessary or advisable for the administration of the Plan.

                         4.2 Committee Discretion. Any determination made by the
Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

                         4.3 Exchange Act Requirements. If two or more members
of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors and Disinterested Persons. The Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a Committee consisting of not less than two persons (who are members of the Board), each of whom is a Disinterested Person. It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 (or its successor) of the Exchange Act. If any provision of the Plan or of any Award would otherwise conflict with the intent expressed in this Section 4.3, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict.

                5. OPTIONS. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                         5.1 Form of Option Grant. Each Option granted under the
Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

                         5.2 Date of Grant. The date of grant of an Option shall
be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                         5.3 Exercise Period. Options shall be exercisable
within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

                         5.4 Exercise Price. The Exercise Price shall be
determined by the Committee when the Option is granted and may be at less than Fair Market Value (but not less than the par value of the Shares) if permitted by the Exchange Act; provided, that (i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with
Section 8 of the Plan.

                         5.5 Method of Exercise. Options may be exercised only
by delivery to the Company of a written exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                         5.6 Termination. Notwithstanding the exercise periods
set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

                (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Committee), but in any event, no later than the expiration date of the Options.

                (b) If the Participant is terminated because of death or Disability (or the Participant dies within three months of such termination), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than (i) twelve (12) months after the Termination Date in the case of disability or (ii) eighteen (18) months after the Termination Date in the case of death (or such longer time period not exceeding five years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

                         5.7 Limitations on Exercise. The Committee may specify
a reasonable minimum number of Shares that may be purchased on any exercise of an Option; provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                         5.8 Limitations on ISOs. The aggregate Fair Market
Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

                         5.9 Modification, Extension or Renewal. The Committee
may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor; provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price; and provided, further, that the Exercise Price shall not be reduced below the par value of the Shares, if any.

                         5.10 No Disqualification. Notwithstanding any other
provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

                6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

                         6.1 Restricted Stock Awards. All purchases under a
Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

                         6.2 Purchase Price. The Purchase Price of Shares sold
pursuant to a Restricted Stock Award shall be determined by the Committee and may be at less than Fair Market Value (but not less than the par value of the Shares) on the date the Restricted Stock Award is granted. Payment of the Purchase Price may be made in accordance with Section 9 of the Plan.

                         6.3 Terms of Restricted Stock Awards. Restricted Stock
Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Award Agreement (the "Restricted Stock Award Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria; provided, however that the maximum Restricted Stock Award for each Participant with respect to any Performance Period shall be thirty percent (30%) of the Shares reserved for issuance under this Plan.

                7.       STOCK BONUSES.

                         7.1 Awards of Stock Bonuses. A Stock Bonus is an award
of Shares for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. No payment for the Shares shall be required. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. No payment for the Shares shall be required.

                         7.2 Terms of Stock Bonuses. Stock Bonus Awards shall be
subject to such restrictions as the Committee shall impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Award Agreement (the "Stock Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Bonus, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonus has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and having different performance goals and other criteria; provided, however that the maximum Stock Bonus for each Participant with respect to any Performance Period shall be be thirty percent (30%) of the Shares reserved for issuance under this Plan.

                         7.3 Form of Payment. A Stock Bonus may be paid in the
form of cash, whole Shares, or a combination thereof, based on the Fair Market Value on the date of payment, either in a lump sum payment or in installments, all as the Committee shall determine, and to the extent applicable, shall be subject to such conditions or restrictions as may be required to qualify for the maximum exemption from Section 16 of the Exchange Act.

                         7.4 Termination During Performance Period. If a
Participant is Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonuses only to the extent earned as of the date of Termination in accordance with the Stock Bonus Award Agreement, unless the Committee shall determine otherwise.

                8.       PERFORMANCE AWARDS

                         8.1 Performance Awards. A Performance Award shall
consist of the grant to the Participant of a specified number of Performance Units (the "Performance Unit"). The grant of a Performance Unit to a Participant will entitle the Participant to receive a specified dollar value, variable under conditions specified in the Performance Award, if the performance goals specified in the Performance Award are achieved and the other terms and conditions of the Performance Award are satisfied.


                  8.2 Terms of Performance Awards. Performance Awards shall be evidenced by an Award Agreement (the "Performance Award Agreement") that shall be in such form

(which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Performance Awards shall be subject to such conditions as the Committee may impose. Prior to the grant of a Performance Award, the Committee shall: (a) specify the number of Performance Units granted to the Participant; (b) specify the threshold and maximum dollar values of Performance Units and the corresponding performance goals; (c) determine the nature, length and starting date of any Performance Period for the Performance Award; and (d) select from among the Performance Factors to be used to measure performance goals. Prior to the payment of any Performance Award, the Committee shall determine the extent to which such Performance Units have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and having different performance goals and other criteria; provided, however, that the maximum amount of any Performance Award for each Participant with respect to any Performance Period shall be the lesser of two hundred and fifty percent (250%) of the Participant's base salary at the time of the Performance Award or one million dollars.

                  8.3 Form of Payment. Performance Awards may be paid currently or on a deferred basis with such reasonable interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value on the date of payment, either in a lump sum payment or in installments, all as the Committee shall determine.

                  8.4 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment with respect to the Performance Awards only to the extent earned as of the date of Termination in accordance with the Performance Award Agreement, unless the Committee shall determine otherwise.

                9.       PAYMENT FOR SHARE PURCHASES.

                         9.1 Payment. Payment for Shares purchased pursuant to
the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                (a) by cancellation of indebtedness of the Company to the Participant;

                (b) by surrender of Shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

                (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash.

                (d) by waiver of compensation due or accrued to Participant for services rendered;

                (e)      by tender of property;

                (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                         (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                         (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company;
                or

                (g)      by any combination of the foregoing.

                         9.2 Loan Guarantees. The Committee may help the
Participant pay for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                10.      WITHHOLDING TAXES.

                         10.1 Withholding Generally. Whenever Shares are to be
issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                         10.2 Stock Withholding. When, under applicable tax
laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                 (a) the election must be made on or prior to the applicable Tax Date;

                 (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

                 (c) all elections shall be subject to the consent or disapproval of the Committee;

                 (d) if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

                 (e)     in the event that the Tax Date is deferred until six
                         (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                11.      PRIVILEGES OF STOCK OWNERSHIP.

                         11.1 Voting and Dividends. No Participant shall have
any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are

Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant shall have no right to retain such dividends or distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 13.

                         11.2 Financial Statements. The Company shall provide
financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                12. TRANSFERABILITY. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

                13. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price; provided, that the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased, and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

                14. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

                15. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any

Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a prorata basis as the promissory note is paid.

                16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

                17. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                18. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

                19.      CORPORATE TRANSACTIONS.

                         19.1 Assumption or Replacement of Awards by Successor.
In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants),
(b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation, if any, refuses to assume or substitute the Options, as provided above, pursuant to a transaction described in this Subsection 19.1, such Options shall expire on such transaction at such time and on such conditions as the Board shall determine.

                         19.2 Other Treatment of Awards. Subject to any greater
rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                         19.3 Assumption of Awards by the Company. The Company,
from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                20. ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

                21. TERM OF PLAN. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval.

                22. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; provided, further, that no amendment may be made to outstanding Awards without the consent of the Participant.

                23. NONEXCLUSIVITY OF THE PLAN; UNFUNDED PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases. The Plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

                24. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

                         "Affiliate" means any corporation that directly, or
indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                         "Award" means any award under the Plan, including any
Option, Restricted Stock or Stock Bonus.

                         "Award Agreement" means, with respect to each Award,
the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                         "Board" means the Board of Directors of the Company.

                         "Code" means the Internal Revenue Code of 1986, as
amended.

                         "Committee" means the committee appointed by the Board
to administer the Plan, or if no committee is appointed, the Board.

                         "Company" means Intuit, a corporation organized under
the laws of the State of Delaware, or any successor corporation.

                         "Disability" means a disability, whether temporary or
permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                         "Disinterested Person" means a director who has not,
during the period that person is a member of the Committee and for one year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rules as promulgated by the SEC under Section 16(b) of the Exchange Act, as such Rules are amended from time to time and as interpreted by the SEC.

                         "Exchange Act" means the Securities Exchange Act of
1934, as amended.

                         "Exercise Price" means the price at which a holder of
an Option may purchase the Shares issuable upon exercise of the Option.

                         "Fair Market Value" means, as of any date, the value of
a share of the Company's Common Stock determined as follows:

                (a) if such Common Stock is then quoted on the NASDAQ National Market System, its last reported sale price on the NASDAQ National Market System or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

                (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

                 (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

                 (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

                         "Insider" means an officer or director of the Company
or any other person whose transactions in the Company's Common Stock are subject to Section 15 of the Exchange Act.

                         "Option" means an award of an option to purchase Shares
pursuant to Section 5.

                         "Outside Director" means any outside director as
defined in Section 162(m) of the Code and the regulations issued thereunder.

                         "Parent" means any corporation (other than the Company)
in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                         "Participant" means a person who receives an Award
under the Plan.

                         "Performance Award" means an award of Shares, or cash
in lieu of Shares, pursuant to Section 8.

                         "Performance Factors" means the factors selected by the
Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

                 (a)     Net revenue and/or net revenue growth;

                 (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                 (c)     Operating income and/or operating income growth;

                 (d)     Net income and/or net income growth;

                 (e)     Earnings per share and/or earnings per share growth;

                 (f) Total shareholder return and/or total shareholder return growth;

                 (g)     Return on equity;

                 (h)     Operating cash flow return on income;

                 (i)     Adjusted operating cash flow return on income;

                 (j)     Economic value added; and

                 (k)     Individual confidential business objectives.

                         "Performance Period" means the period of service
determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards, Stock Bonuses or Performance Awards.

                         "Plan" means this Intuit 1993 Equity Incentive Plan, as
amended from time-to-time.

                         "Restricted Stock Award" means an award of Shares
pursuant to Section 6.

                         "SEC" means the Securities and Exchange Commission.

                         "Securities Act" means the Securities Act of 1933, as
amended.

                         "Shares" means shares of the Company's Common Stock
$0.01 par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

                         "Stock Bonus" means an award of Shares, or cash in lieu
of Shares, pursuant to Section 7.

                         "Subsidiary" means any corporation (other than the
Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                         "Termination" or "Terminated" means, for purposes of
the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

                                  INTUIT INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 25, 1996

        The undersigned hereby appoints Scott D. Cook, William V. Campbell and James J. Heeger, or any of them, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Intuit Inc. ("Intuit") to be held at 8:00 a.m. PST on November 25, 1996, at Intuit's offices at 2535 Garcia avenue, Mountain View, California, and at any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL
                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                       AND FOR PROPOSALS 2, 3, 4 AND 5.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTUIT. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION AND FOR PROPOSALS 2, 3, 4 AND 5. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION AND BY APPLICABLE STATE LAWS (INCLUDING MATTERS THAT THE PROXY HOLDERS DO NOT KNOW, A REASONABLE TIME BEFORE THIS SOLICITATION, ARE TO BE PRESENTED).


                (Continued and to be signed on the reverse side)

A   / X / PLEASE MARK YOUR
          VOTES AS IN THIS
          EXAMPLE

                  FOR                 WITHHOLD
          all nominees listed        AUTHORITY
          (except as indicated    to vote for all
            to the contrary)      nominees listed

   1. ELECTION OF   /   /             /   /
      DIRECTORS.

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)


   ------------------------------------------------


NOMINEES;   Christopher W. Brody
            William V. Campbell
            Scott D. Cook
            L. John Doerr
            Michael R. Hallman
            Burton J. McMurtry

                                                        FOR   AGAINST   ABSTAIN

  2.  APPROVAL OF AMENDMENT TO THE INTUIT INC.          /  /    /  /     /  /
      1993 EQUITY INCENTIVE PLAN TO INCREASE THE
      NUMBER OF SHARES OF INTUIT COMMON STOCK
      AVAILABLE FOR ISSUANCE THEREUNDER FROM
      8,000,000 SHARES TO 11,000,000 SHARES.

  3.  ADOPTION OF THE INTUIT INC. 1996 EMPLOYEE         /  /    /  /     /  /
      STOCK PURCHASE PLAN AND AUTHORIZATION OF
      300,000 SHARES OF INTUIT COMMON STOCK FOR
      ISSUANCE THEREUNDER.

  4.  ADOPTION OF THE INTUIT INC. 1996 DIRECTORS        /  /    /  /     /  /
      STOCK OPTION PLAN AND AUTHORIZATION OF
      120,000 SHARES OF INTUIT COMMON STOCK FOR
      ISSUANCE THEREUNDER.

  5.  RATIFICATION OF ERNST & YOUNG LLP AS THE          /  /    /  /     /  /
      COMPANY'S AUDITORS FOR THE FISCAL YEAR
      ENDING JULY 31, 1997.

  6. The transaction of such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

Signature                                           Dated:               , 199
         -------------------  ---------------------       ---------------     --
                                   SIGNATURE
                                (IF HELD JOINTLY)

NOTE: Please sign exactly as your name(s) appear(s) on your stock certificate.
      If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute the above proxy for a stockholder should give their full title. Please date the proxy.